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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                February 15, 2002
                Date of Report (Date of earliest event reported)


                       KULICKE AND SOFFA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


                          Commission File No. 000-00121


                 PENNSYLVANIA                                   23-1498399
                 ------------                                   ----------
(State or other jurisdiction of incorporation)                (IRS Employer
                                                            Identification No.)


2101 BLAIR MILL ROAD, WILLOW GROVE, PENNSYLVANIA                    19090
------------------------------------------------                    -----
    (Address of principal executive offices)                      (Zip Code)


                                 (215) 784-6000
                                 --------------
                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

     On February 15, 2002, Kulicke and Soffa Industries, Inc. filed a shelf registration statement with the Securities and Exchange Commission, which will permit the Company, from time to time, to offer and sell various types of securities, including common stock, preferred stock, senior debt securities, senior subordinated debt securities, subordinated debt securities, warrants and units, having an aggregate sales price of up to $250 million. A copy of the press release announcing the Company's intention to file the shelf registration statement is filed as Exhibit 99.1 and incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit No.                          Description
-----------                          -----------

   99.1                    Press Release dated February 15, 2002

                                      -2-

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              KULICKE AND SOFFA INDUSTRIES, INC.



Date: February 15, 2002           By: /s/ CLIFFORD G. SPRAGUE
-----------------------           ----------------------------------------------
                                  Clifford G. Sprague
                                  Senior Vice President, Chief Financial Officer
                                  (Principal Financial Officer)

                                      -3-

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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

   99.1               Press Release dated February 15, 2002

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